Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

 CHESAPEAKE LODGING TRUST REPORTS FIRST QUARTER RESULTS

ARLINGTON, VA, April 25, 2017 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended March 31, 2017.
HIGHLIGHTS

•	RevPAR: 3.6% decrease for the 22-hotel portfolio and 2.5% decrease for the 15-hotel portfolio over the same period in 2016.

•	Adjusted Hotel EBITDA Margin: 180 basis point decrease to 26.7% for the 22-hotel portfolio and 130 basis point decrease to 28.4% for the 15-hotel portfolio over the same period in 2016.

•	Adjusted Hotel EBITDA: $36.0 million.

•	Adjusted Corporate EBITDA: $31.1 million.

•	Net income available to common shareholders: $5.6 million or $0.09 per diluted common share.

•	Adjusted FFO: $24.2 million or $0.41 per diluted common share.

•	Financing: Repaid $125.0 million secured term loan. Subsequent to quarter end, closed on a five-year, $225.0 million unsecured term loan.
“We are pleased with our results for the first quarter which exceeded our expectations earlier in the year, albeit those expectations were tempered by the challenging environment we have been operating in for the last 18 months,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer. “Although we still have not yet seen a meaningful increase in lodging demand from corporate customers, we remain cautiously optimistic that the current pro-growth political agenda will lead to an uptick in lodging demand in the quarters ahead. Furthermore, we expect to be negatively impacted during 2017 with the temporary closure and expansion of the Moscone Center in San Francisco and as we complete renovations at several of our larger hotels, all of which we strongly believe will enhance shareholder value in the long term. As a result of these short-term headwinds and the continued challenging operating environment, we are maintaining our previously provided full year 2017 outlook.”

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three months ended March 31, 2017 and 2016 (in millions, except share and per share amounts):

	Three Months Ended March 31,
	2017	2016
Total revenue	$134.9	$140.6

Net income available to common shareholders	$5.6	$7.6
Net income per diluted common share	$0.09	$0.13

Adjusted Hotel EBITDA	$36.0	$40.1

Adjusted Corporate EBITDA	$31.1	$34.8

AFFO available to common shareholders	$24.2	$26.0
AFFO per diluted common share	$0.41	$0.44

Weighted-average number of diluted common shares outstanding	58,995,589	59,247,219
HOTEL OPERATING RESULTS

During 2017, the Trust expects the following seven of its 22 hotels to be negatively impacted as a result of (1) the expected negative impact on lodging demand in San Francisco resulting from the temporary closure and expansion of the Moscone Center and/or (2) significant guestroom renovations undergoing during the year: Le Meridien San Francisco, JW Marriott San Francisco Union Square, Hyatt Centric Fisherman’s Wharf, Hotel Adagio San Francisco, Autograph Collection, Boston Marriott Newton, Denver Marriott City Center, and Hyatt Regency Mission Bay Spa and Marina. As such, the Trust is reporting key operating metrics for a 15-hotel portfolio in addition to the 22-hotel portfolio. Included in the following table are comparisons of the key operating metrics for the 22-hotel portfolio and the 15-hotel portfolio for the three months ended March 31, 2017 and 2016 (in thousands, except for ADR and RevPAR):

	Three Months Ended March 31,
	2017	2016	Change
22-Hotel Portfolio
Occupancy	76.5%	78.8%	(230) bps
ADR	$214.69	$216.28	(0.7)%
RevPAR	$164.16	$170.35	(3.6)%
Adjusted Hotel EBITDA	$35,987	$40,051	(10.1)%
Adjusted Hotel EBITDA Margin	26.7%	28.5%	(180) bps
15-Hotel Portfolio
Occupancy	78.4%	78.3%	10 bps
ADR	$199.50	$204.76	(2.6)%
RevPAR	$156.38	$160.43	(2.5)%
Adjusted Hotel EBITDA	$21,322	$23,091	(7.7)%
Adjusted Hotel EBITDA Margin	28.4%	29.7%	(130) bps

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

Hotel EBITDA, Adjusted Hotel EBITDA, Adjusted Hotel EBITDA Margin, Corporate EBITDA, Adjusted Corporate EBITDA, FFO, FFO available to common shareholders and AFFO available to common shareholders are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.
FINANCING ACTIVITY
On March 9, 2017, the Trust repaid at maturity an existing $125.0 million term loan secured by the Royal Palm South Beach Miami, a Tribute Portfolio Resort, with a borrowing under its revolving credit facility.
On April 21, 2017, the Trust closed on a five-year, $225.0 million unsecured term loan provided by a syndicate of banks. The term loan provides for the possibility of future increases, up to a maximum amount borrowed of $375.0 million, in accordance with the terms of the term loan agreement. The loan bears interest equal to LIBOR, plus 1.45% - 2.20% (the spread over LIBOR based on the Trust’s consolidated leverage ratio). Contemporaneous with the closing of the unsecured term loan, the Trust entered into an interest rate swap to fix LIBOR at 1.86% for the five-year term. As of April 25, 2017, the effective interest rate on the unsecured term loan was 3.31%. Proceeds from the term loan were used to repay outstanding borrowings under the revolving credit facility. The term loan agreement contains the same financial covenants as those contained in the Trust's revolving credit facility.
CAPITAL MARKETS ACTIVITY
The Trust has not sold any common shares under its continuous at-the-market (ATM) program or repurchased any common shares under its share repurchase program during 2017.
DIVIDENDS
On January 13, 2017, the Trust paid dividends in the amounts of $0.40 per share to its common shareholders and $0.484375 per share to its preferred shareholders, both of record as of December 30, 2016. On March 16, 2017, the Trust declared dividends in the amounts of $0.40 per share payable to its common shareholders and $0.484375 per share payable to its preferred shareholders, both of record as of March 31, 2017. Both dividends were paid on April 14, 2017.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

2017 OUTLOOK
The Trust reaffirms its previously provided full year 2017 outlook and is now providing its outlook for the second quarter 2017. The outlook assumes no future acquisitions, dispositions, or financing transactions (in millions, except RevPAR and per share amounts):

	Second Quarter 2017 Outlook		Full Year 2017 Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$16.1	$18.0	$42.9	$48.9
Net income per diluted common share	$0.27	$0.30	$0.73	$0.83

Adjusted Corporate EBITDA	$49.8	$51.8	$169.3	$176.3

AFFO available to common shareholders	$35.7	$37.5	$124.2	$130.2
AFFO per diluted common share	$0.60	$0.64	$2.10	$2.20

Corporate cash general and administrative expense	$2.7	$2.9	$10.3	$11.3
Corporate non-cash general and administrative expense	$1.9	$1.9	$7.5	$7.5

Weighted-average number of diluted common shares outstanding	59.1	59.1	59.1	59.1

HOTEL PORTFOLIO:

22-Hotel Portfolio
RevPAR	$196.00	$200.00	$183.00	$187.00
RevPAR change as compared to 2016	(6.0)%	(4.0)%	(3.5)%	(1.5)%
Adjusted Hotel EBITDA	$54.3	$56.5	$187.0	$195.0
Adjusted Hotel EBITDA Margin	34.2%	34.9%	31.2%	31.9%
Adjusted Hotel EBITDA Margin change as compared to 2016	(275) bps	(200) bps	(170) bps	(100) bps

15-Hotel Portfolio
RevPAR	$207.00	$211.00	$185.00	$189.00
RevPAR change as compared to 2016	(2.0)%	0.0%	(1.0)%	1.0%
Adjusted Hotel EBITDA	$37.4	$38.8	$121.4	$126.6
Adjusted Hotel EBITDA Margin	38.4%	39.2%	34.3%	35.0%
Adjusted Hotel EBITDA Margin change as compared to 2016	(200) bps	(125) bps	(115) bps	(40) bps
NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

Hotel EBITDA – Hotel EBITDA is defined as net income before interest, income taxes, depreciation and amortization, air rights amortization, corporate general and administrative, and hotel acquisition costs. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance, excluding the impact of the Trust’s capital structure (primarily interest), the Trust’s asset base (primarily depreciation and amortization), and the Trust’s corporate-level expenses (corporate general and administrative and hotel acquisition costs).
Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gain (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance, excluding the effect of these non-cash items.
Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Tuesday, April 25, 2017 at 5:00 p.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 1623769. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on May 2, 2017. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 1623769. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 22 hotels with an aggregate of 6,694 rooms in nine states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s second quarter and full year 2017 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; the effects of any acquisitions, dispositions or financing transactions the Trust may undertake; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of April 25, 2017, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2017	December 31, 2016
	(unaudited)

ASSETS
Property and equipment, net	$1,880,471	$1,882,869
Intangible assets, net	35,690	35,835
Cash and cash equivalents	40,960	43,060
Restricted cash	34,169	36,128
Accounts receivable, net	19,759	19,966
Prepaid expenses and other assets	21,932	17,516
Total assets	$2,032,981	$2,035,374

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$754,519	$737,310
Accounts payable and accrued expenses	62,582	64,581
Other liabilities	44,670	44,808
Total liabilities	861,771	846,699

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; Series A Cumulative Redeemable Preferred Shares; 5,000,000 shares issued and outstanding ($127,422 liquidation preference)	50	50
Common shares, $.01 par value; 400,000,000 shares authorized; 60,096,316 shares and 59,671,964 shares issued and outstanding, respectively	601	597
Additional paid-in capital	1,305,298	1,304,364
Cumulative dividends in excess of net income	(134,739)	(116,297)
Accumulated other comprehensive loss	—	(39)
Total shareholders’ equity	1,171,210	1,188,675
Total liabilities and shareholders’ equity	$2,032,981	$2,035,374

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	3.16	3.24
Leverage ratio(1)	33.3%	31.9%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended March 31,
	2017	2016
REVENUE
Rooms	$98,901	$103,772
Food and beverage	29,312	30,555
Other	6,661	6,284
Total revenue	134,874	140,611

EXPENSES
Hotel operating expenses:
Rooms	25,322	25,501
Food and beverage	22,239	22,766
Other direct	1,356	1,558
Indirect	49,815	50,580
Total hotel operating expenses	98,732	100,405
Depreciation and amortization	18,787	18,484
Air rights contract amortization	130	130
Corporate general and administrative	4,935	5,266
Total operating expenses	122,584	124,285

Operating income	12,290	16,326

Interest expense	(7,798)	(8,210)

Income before income taxes	4,492	8,116

Income tax benefit	3,527	1,954

Net income	8,019	10,070

Preferred share dividends	(2,422)	(2,422)
Net income available to common shareholders	$5,597	$7,648

Net income per common share—basic and diluted	$0.09	$0.13

Weighted-average number of common shares outstanding:
Basic	58,995,589	58,681,525
Diluted	58,995,589	59,247,219

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2017	2016

Cash flows from operating activities:
Net income	$8,019	$10,070
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,787	18,484
Air rights contract amortization	130	130
Deferred financing costs amortization	407	466
Share-based compensation	1,990	2,374
Other	(155)	(208)
Changes in assets and liabilities:
Accounts receivable, net	207	(5,984)
Prepaid expenses and other assets	(4,429)	(2,575)
Accounts payable and accrued expenses	(1,248)	2,323
Other liabilities	(13)	(11)
Net cash provided by operating activities	23,695	25,069

Cash flows from investing activities:
Improvements and additions to hotels	(16,389)	(3,850)
Change in restricted cash	1,959	(2,768)
Net cash used in investing activities	(14,430)	(6,618)

Cash flows from financing activities:
Borrowings under revolving credit facility	155,000	25,000
Repayments under revolving credit facility	(10,000)	(15,000)
Scheduled principal payments on mortgage debt	(128,162)	(2,649)
Payment of deferred financing costs	(36)	—
Deposit on loan application	—	(3,200)
Payment of dividends to common shareholders	(24,693)	(23,575)
Payment of dividends to preferred shareholders	(2,422)	(2,422)
Repurchase of common shares	(1,052)	(194)
Net cash used in financing activities	(11,365)	(22,040)
Net decrease in cash	(2,100)	(3,589)
Cash and cash equivalents, beginning of period	43,060	50,544
Cash and cash equivalents, end of period	$40,960	$46,955

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to Hotel EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin for the 22-hotel portfolio for the three months ended March 31, 2017 and 2016:

	Three Months Ended March 31,
	2017	2016
Net income	$8,019	$10,070
Add: Interest expense	7,798	8,210
Depreciation and amortization	18,787	18,484
Air rights contract amortization	130	130
Corporate general and administrative	4,935	5,266
Less: Income tax benefit	(3,527)	(1,954)
Hotel EBITDA	36,142	40,206

Less: Non-cash amortization(1)	(155)	(155)
Adjusted Hotel EBITDA	$35,987	$40,051
Total revenue	$134,874	$140,611

Adjusted Hotel EBITDA Margin	26.7%	28.5%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.
The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ended March 31, 2017 and 2016:

	Three Months Ended March 31,
	2017	2016
Net income	$8,019	$10,070
Add: Interest expense	7,798	8,210
Depreciation and amortization	18,787	18,484
Less: Income tax benefit	(3,527)	(1,954)
Corporate EBITDA	31,077	34,810
Less: Non-cash amortization(1)	(25)	(25)
Adjusted Corporate EBITDA	$31,052	$34,785
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ended March 31, 2017 and 2016:

	Three Months Ended March 31,
	2017	2016
Net income	$8,019	$10,070
Add: Depreciation and amortization	18,787	18,484
FFO	26,806	28,554

Less: Preferred share dividends	(2,422)	(2,422)
Dividends declared on unvested time-based awards	(124)	(144)
Undistributed earnings allocated to unvested time-based awards	—	—
FFO available to common shareholders	24,260	25,988

Less: Non-cash amortization(1)	(25)	(25)
AFFO available to common shareholders	$24,235	$25,963

FFO per common share—basic and diluted	$0.41	$0.44

AFFO per common share—basic and diluted	$0.41	$0.44
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles forecasted net income to Hotel EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin for the 22-hotel portfolio for the three months ending June 30, 2017 and year ending December 31, 2017:

	Three Months Ending June 30, 2017		Year Ending December 31, 2017
	Low	High	Low	High
Net income	$18,650	$20,500	$53,100	$59,100
Add: Interest expense	8,190	8,190	32,900	32,900
Income tax expense	3,350	3,550	2,000	3,000
Depreciation and amortization	19,590	19,590	81,350	81,350
Air rights contract amortization	130	130	520	520
Corporate general and administrative	4,500	4,700	17,750	18,750
Hotel EBITDA	54,410	56,660	187,620	195,620

Less: Non-cash amortization(1)	(160)	(160)	(620)	(620)
Adjusted Hotel EBITDA	$54,250	$56,500	$187,000	$195,000

Total revenue	$158,650	$161,700	$600,000	$612,000

Adjusted Hotel EBITDA Margin	34.2%	34.9%	31.2%	31.9%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ending June 30, 2017 and year ending December 31, 2017:

	Three Months Ending June 30, 2017		Year Ending December 31, 2017
	Low	High	Low	High
Net income	$18,650	$20,500	$53,100	$59,100
Add: Interest expense	8,190	8,190	32,900	32,900
Income tax expense	3,350	3,550	2,000	3,000
Depreciation and amortization	19,590	19,590	81,350	81,350
Corporate EBITDA	49,780	51,830	169,350	176,350

Less: Non-cash amortization(1)	(30)	(30)	(100)	(100)
Adjusted Corporate EBITDA	$49,750	$51,800	$169,250	$176,250
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending June 30, 2017 and year ending December 31, 2017:

	Three Months Ending June 30, 2017		Year Ending December 31, 2017
	Low	High	Low	High
Net income	$18,650	$20,500	$53,100	$59,100
Add: Depreciation and amortization	19,590	19,590	81,350	81,350
FFO	38,240	40,090	134,450	140,450

Less: Preferred share dividends	(2,420)	(2,420)	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(120)	(120)	(490)	(490)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	35,700	37,550	124,270	130,270

Less: Non-cash amortization(1)	(30)	(30)	(100)	(100)
AFFO available to common shareholders	$35,670	$37,520	$124,170	$130,170

FFO per common share:
Basic	$0.60	$0.64	$2.11	$2.21
Diluted	$0.60	$0.64	$2.10	$2.20

AFFO per common share:
Basic	$0.60	$0.64	$2.10	$2.21
Diluted	$0.60	$0.64	$2.10	$2.20

Weighted-average number of common shares outstanding:
Basic	59,033	59,033	59,024	59,024
Diluted	59,082	59,082	59,093	59,093
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
18	Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
19	Hyatt Centric Santa Barbara	Santa Barbara, CA	200	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
21	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
22	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,694